Exhibit 99.2

 1  WABTEC TO ACQUIRE EVIDENT’S INSPECTION  TECHNOLOGIES DIVISION  LEADING DIGITAL SOLUTIONS FOR MISSION CRITICAL EQUIPMENT & SERVICES

 2  This communication contains “forward-looking” statements within the meaning of the U.S. securities laws. All statements, other than historical facts, including statements regarding Wabtec’s proposed acquisition of Evident’s Inspection Technologies division, Inspection Technologies performance and the timing of completion, Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings Wabtec’s 5-year outlook (established in March 2022); Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end- markets; (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks; (13) the risk that the proposed transaction may not be completed in the time frame expected by Wabtec or at all; (14) the potential for unexpected costs, charges or expenses resulting from the proposed transaction; (15) uncertainty of the expected financial performance of Evident’s Inspection Technologies Division and the combined company following completion of the proposed transaction; (16) risks associated with the integration of Evident’s Inspection Technologies division and the potential for failure to realize the anticipated benefits and synergies of the proposed transaction; (17) the ability of the combined company to implement its business strategy; (18) inability to retain key personnel and (19) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.  This presentation mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results.  Forward Looking Statements & Non-GAAP Financial Information

 Today’s Participants  ERIC GEBHARDT  Executive Vice President & Chief Technology Officer  RAFAEL SANTANA  President & Chief Executive Officer  KYRA YATES  Vice President, Investor Relations  3  JOHN OLIN  Executive Vice President & Chief Financial Officer  NALIN JAIN  President, Digital Intelligence

 Highly Attractive Acquisition Aligned With  Wabtec’s Strategic And Financial Objectives  4  Attractive upfront purchase multiple of approximately 12.0x1 2025 projected adjusted EBITDA, supported by a high single- digit revenue growth outlook, accretive adjusted EBIT margins and accretive ROIC  Accelerates the growth of Digital Intelligence into adjacent business lines by leveraging scalable technologies that drive customer productivity, reliability and safety  Expands Wabtec’s Digital Intelligence Total Addressable Market by $8 billion with an industry-leading portfolio of advanced diagnostic technologies that ensure the health and reliability of mission critical assets, infrastructure and supply chains globally  Expands offerings with existing customers in rail, mining and industrial sectors by integrating advanced inspection technologies into Wabtec’s Digital portfolio  1  2  3  4  VALUE CREATION FRAMEWORK  (1) EBITDA is adjusted for estimated transaction and separation costs as well as expected run-rate cost synergies; Purchase price is adjusted for estimated tax benefits  A UNIQUE OPPORTUNITY TO STRENGTHEN AND ACCELERATE  WABTEC’S GROWTH IN DIGITAL INTELLIGENCE

Introduction To Inspection Technologies

Leading digital solutions for mission critical equipment & services

COMPANY OVERVIEW

- Evident's Inspection Technologies Division (Inspection Technologies), formerly part of the Scientific Solutions Division of Olympus Corporation, has the leading global position across mission critical solutions to ensure productivity, reliability and safety across critical assets, aging infrastructure and supply chains
- Inspection Technologies enables customers to meet regulation and safety standards while minimizing costly downtime
- Global footprint with 4 manufacturing locations and ~1,300 employees
- Global leader in NDT (flaw and thickness inspection), RVI (remote visual inspection) and ANI (material composition analysis)


Revenue by Segment
NDT
Non-Destructive Testing
55%
RVI
Remote Visual Inspection
25%
ANI
Analytical Instruments
20%

FINANCIAL HIGHLIGHTS

8%
'20 - '24E Revenue CAGR

$433M
'24E Revenue

$112M
'24E EBITDA

25.9%
'24E EBITDA %


Revenue by Geography
Americas
39%
APAC
38%
EMEA 23%

TECHNOLOGIES AND END USERS[1]

NDT #1 global position across mission critical solutions to ensure productivity, reliability and safety across assets and infrastructure




Phased Array Inspection Solutions for the Surface Mining Industry



RVI #2 global position for portfolio of critical inspection products for difficult to access areas





ANI #2 global player in handheld scanner technology to determine material composition





(1) Market positions are based on third party consulting study and company data

5

Inspection Technologies Offers Attractive Complementary Technology To Wabtec's Digital Intelligence Business

EVIDENT
INSPECTION TECHNOLOGIES DIVISION



X-RAY (XRF)
EDDY CURRENT
ADVANCED ROBOTICS
ADVANCED ANALYTICS
ACOUSTICS/ ULTRASONICS
VISION SOLUTIONS
REMOTE MONITORING
ARTIFICIAL INTELLIGENCE
OPTIMIZATION SOFTWARE
SIGNALING SOLUTIONS
ONBOARD SOLUTIONS

Wabtec's Digital Intelligence

ADVANCED TECHNOLOGY ENABLING PRODUCTIVITY, RELIABILITY AND SAFETY FOR OUR CUSTOMER'S MISSION-CRITICAL ASSETS & INFRASTRUCTURE

Wabtec

6

Inspection Technologies Expands Digital's Technology Capabilities, Growth Profile And Recurring Revenues

Digital Intelligence


22%
Shared
Technologies
78%
Signaling & Onboard
Solutions

+

Inspection Technologies[1]


30%
Specific
Technologies
70%
Shared
Technologies

=

Proforma Digital Intelligence


39%
Shared
Technologies
50%
Signaling &
Onboard
Solutions
11%
Specific
Technologies

	Digital Intelligence	Inspection Technologies[1]	Proforma Digital Intelligence
Estimated TAM[5]	**~ $8 Billion[2]**	**~ $8 Billion[3]**	**~ $16 Billion**
2024 Est Revenue	$0.79B	$0.43B	$1.22B
4-yr. Growth CAGR ('20-'24)	Mid Single Digits	High Single Digits	High Single Digits
Recurring Revenue	~28%	~68%[4]	~42%

(1) Inspection Technologies financials annualized to December year-end, (2) Wabtec internal estimate, (3) Based on third-party consulting analysis for year ending 2023,
(4) Based on Inspection Technologies re-occurring consumable sales and instrumentation sales that are tied to ongoing and required maintenance, (5) TAM = Total Addressable Market

ATTRACTIVE GROWTH PROSPECTS UNDERPINNED BY LONG-TERM MEGA TRENDS INCLUDING AGING ASSET INFRASTRUCTURE, INCREASING SAFETY, TIGHTENING REGULATORY LANDSCAPE AND EMERGING AI & AUTOMATION

Wabtec

7

Inspection Technologies Expands Wabtec’s  Offering In Rail And Mining Segments  8  Rail Track Inspection  Mining Equipment Inspection  Wheel Set Inspection  Ultrasonic inspection solutions in both manual and semi-automated  use cases to prevent derailments and improve rail safety  Ultrasonic, Eddy Current and Remote Visual Inspection technologies integrated into manufacturing control and ongoing rail operations  Non-Destructive Testing solutions for components of mining equipment, including power and drive systems, bolts and conveyor belts  Inspection of mining commodities using Ultrasonic technologies and X-Ray Fluorescence to determine material composition, flaws and measurements  Mining Ore Inspection

 Wabtec Executing On It’s Value Creation Framework  9  INSPECTION TECHNOLOGIES  ACQUISITION  INVESTMENT FOCUS ON  DIGITAL INTELLIGENCE  WABTEC’S DRIVERS OF  PORTFOLIO GROWTH  1  Accelerate innovation of scalable  technologies  2  Grow and refresh expansive  global installed base  3  Drive innovative fuel efficiencies & propulsion technologies  4  Expand high-margin recurring revenue streams  5  Drive continuous operational improvement  “Wabtec is poised to drive accelerated profitable growth through a strong focus on boosting customer productivity, reliability and safety by enhancing predictive maintenance and integrating advance analytics, sensors, IoT and AI technology.  Our solutions are designed to meet the evolving demands of the sectors we serve, with a focus on asset safety, reliability, regulatory compliance and productivity. They are aimed at mitigating the risks of failures and severe accidents, ensuring safer and more sustainable operations.  Inspection Technologies will augment our existing offerings in the rail, mining and industrial sectors while broadening our reach into other high-growth, high-margin complementary segments.”  Rafael Santana  President and CEO  MOST PROFITABLE, FAST-GROWING SEGMENT  5 yr. Growth  Expectations  Margin  Accretion  Equipment  +++  +  Services  ++  ++  Digital + Inspection  Technologies  +++  +++  Components  +  ++  Transit  ++  +

 10  Transaction Highlights  $1.78 billion purchase price in cash, subject to customary adjustments  Represents 12.0x projected 2025 EBITDA multiple when adjusting for estimated transaction & separation costs, estimated tax benefits of ~$95 million and expected run-rate cost synergies of $25 million  Financed with cash-on-hand, Company’s credit revolver and incremental  term loan  Pro Forma net leverage of ~2.5x at time of acquisition; within Wabtec’s  targeted range of 2.0-2.5x. Expect to maintain investment-grade ratings  Expected to be immediately accretive to underlying growth profile and adjusted  EBIT % and slightly accretive to adjusted EPS in the first year of ownership  Expect $25 million run-rate cost synergies to be realized by end of year 3, with an  estimated one-time cost of $5 million  In addition, revenue synergies expected, providing upside to investment profile  Anticipate accretive ROIC to be realized over time; IRR into the double-digits  Subject to the satisfaction of customary closing conditions  Transaction expected to close by the end of the first half of 2025  Valuation  Financing  Financial Impact  Timeline  Strategic Transaction to Strengthen and Accelerate Wabtec’s Growth in Digital Intelligence

 Concluding Thoughts  11  Attractive upfront purchase multiple of approximately 12.0x1 2025 projected adjusted EBITDA, supported by a high single- digit revenue growth outlook, accretive adjusted EBIT margins and accretive ROIC  1  2  3  4  Accelerates the growth of Digital Intelligence into adjacent business lines by leveraging scalable technologies that drive customer productivity, reliability and safety  Expands Wabtec’s Digital Intelligence Total Addressable Market by $8 billion with an industry-leading portfolio of advanced diagnostic technologies that ensure the health and reliability of mission critical assets, infrastructure and supply chains globally  (1) EBITDA is adjusted for estimated transaction and separation costs as well as expected run-rate cost synergies; Purchase price is adjusted for estimated tax benefits  A UNIQUE OPPORTUNITY TO STRENGTHEN AND ACCELERATE  WABTEC’ S GROWTH IN DIGITAL INTELLIGENCE  Expands offerings with existing customers in rail, mining and industrial sectors by integrating advanced inspection technologies into Wabtec’s Digital portfolio